Supplement

THE WEITZ FUNDS

(the “Trust”)

Conservative Allocation Fund

Core Plus Income Fund

Large Cap Equity Fund

Multi Cap Equity Fund

Partners III Opportunity Fund

Short Duration Income Fund

Ultra Short Government Fund

(each a “Fund” and, collectively, the “Funds”)

Supplement dated August 19, 2026 to the Prospectus and Statement of Additional Information of the Funds, each dated July 31, 2026

Effective on August 18, 2026, the following changes are being made:

The new sub-section is added to the end of the “Management” section of the Prospectus:

ReFlow Liquidity Program

Each Fund may participate in the liquidity program offered by ReFlow Fund, LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares (the “ReFlow Liquidity Program”). The ReFlow Liquidity Program provides each Fund with a potential source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in kind, in accordance with the Fund’s policies described below under “Redeeming Shares.” For the use of the ReFlow Liquidity Program, a Fund pays a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among funds participating in the ReFlow Liquidity Program. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund. ReFlow’s purchases of Fund shares through the ReFlow Liquidity Program are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. ReFlow purchases are not subject to any investment minimum applicable to such shares. ReFlow is under no obligation to purchase Fund shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. Weitz Investment Management, Inc. believes that the ReFlow Liquidity Program may assist in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, Weitz Investment Management, Inc. may also benefit.

The section entitled “Purchasing Shares” in the Prospectus is amended to add the following sentence at the end of the first paragraph:

The minimum initial and subsequent investment requirements are waived for the ReFlow Liquidity Program.

The first paragraph in the sub-section entitled “Other Redemption Information” in the “Redeeming Shares” section of the Prospectus is amended and restated in its entirety as follows:

Other Redemption Information

Redemption payments normally will be made wholly in cash. A Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the respective Fund at the beginning of the period. The Funds may effect redemptions in-kind in an effort (a) to manage cash positions; (b) to mitigate certain costs that arise from significant redemption activity or from portfolio turnover in connection with any type of selling activity, including portfolio repositioning and cash raises (e.g., for distributions or redemptions); or (c) other portfolio management purposes. This practice may benefit a Fund and its shareholders by reducing the need for the Fund to maintain significant cash reserves and/or to sell securities held in the Fund to meet redemption requests or other reasons. By doing so, a Fund may avoid or reduce cash drag, transaction costs, and capital gain realization that could otherwise arise from reserves maintained or securities sold. There is a risk that this activity could negatively impact the NAV of the Fund. With respect to these redemptions in-kind, shareholders will generally receive a pro rata or custom basket of securities valued in the same manner as they are valued for purposes of computing a Fund’s NAV. The custom basket would include only securities that have been disclosed as portfolio holdings in the Fund’s most recent public holdings disclosure. The Funds may also use redemptions in-kind for certain Fund shares redeemed by ReFlow. The Funds are not obligated to honor requests for a redemption in-kind.

The securities delivered in a redemption in-kind transaction will be selected in the sole discretion of a Fund and will not necessarily be representative of the Fund’s entire portfolio. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the event a Fund held illiquid securities and elected to make a pro rata in-kind redemption, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. Each Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

The following is added to the end of the “Redemption of Shares” section of the Statement of Additional Information:

A shareholder who redeems shares of a Fund in-kind generally will recognize a gain or a loss equal to the difference between the market value of the securities and other assets received by the shareholder in redemption of its shares at the time of the redemption and the shareholder’s basis in the Fund shares redeemed. Shareholders redeeming Fund shares in-kind should consult their own tax advisors with respect to the tax treatment of any redemption transaction.

Investors should retain this supplement for future reference.